Exhibit 10.8



                              SECURITY AGREEMENT

                  This SECURITY AGREEMENT (this "Agreement") is dated as of September 8, 2004 and entered into by and among FRIEDMAN'S INC., a Delaware corporation (the "Company"), the other parties identified as a "Grantor" on the signature pages hereto and such other parties as may become a Grantor hereunder, by joinder or otherwise, after the date hereof (including the Company, individually "Grantor", and collectively the "Grantors") and William Kaye, as the Approved Trade Creditor lien collateral trustee (in such capacity, the "Collateral Trustee") for and representative of each Approved Trade Creditor (as defined below).

                            PRELIMINARY STATEMENTS

                  WHEREAS, the Grantors and the Collateral Trustee have entered into that certain Collateral Trust Agreement, dated as of the date hereof (as such agreement may be amended, restated or otherwise modified from time to time, the "Collateral Trust Agreement") in order to create a trust estate unto the Collateral Trustee in order to effectuate the terms of the this Agreement and the Letter Agreements (as defined below);

                  WHEREAS, in connection herewith the Collateral Trustee has entered into that certain Intercreditor Agreement, dated as of the date hereof (as such agreement may be amended, restated or otherwise modified from time to time, the "Intercreditor Agreement"), by and between the Collateral Trustee and the Senior Collateral Agent (as defined below), pursuant to which the rights of the Collateral Trustee hereunder with respect to the Collateral (as defined below) are subordinated to the rights of the Senior Collateral Agent under the Senior Security Agreement with respect to the Collateral;

                  WHEREAS, Grantors have entered into that certain Second Amended and Restated Credit Agreement dated as of September 7, 2004 (said Second Amended and Restated Credit Agreement, as it may heretofore and hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Senior Credit Agreement") by and among the Grantors, the revolving lenders, and term lenders party thereto, Bank of America, N.A. as administrative agent for such revolving lenders, Jewelry Investors II, L.L.C., as administrative agent for such lenders, and Bank of America, N.A., as Collateral Agent for all such lenders (the "Senior Collateral Agent");

                  WHEREAS, pursuant to the Senior Credit Agreement, the Company has entered into that certain Second Amended and Restated Security Agreement dated as of September 7, 2004 and the other Grantors have entered into that certain Amended and Restated Security Agreement dated as of September 7, 2004 (said security agreements, as they may heretofore and hereafter be amended, restated, supplemented or otherwise modified from time to time, being the "Senior Security Agreements"), in each case in favor of the Senior Collateral Agent;

                  WHEREAS, Company has entered into and may from time to time hereinafter enter into certain Secured Trade Credit Program Letter Agreements (each, together with the "Terms and Conditions and Statement of Qualifications" attached thereto, a "Letter Agreement" and, collectively, the "Letter Agreements") among Grantors and the approved trade creditors from time to time party thereto (each an "Approved Trade Creditor" and, collectively, the "Approved Trade Creditors");

                  WHEREAS, Grantors other than Company have entered into that certain Guaranty, dated as of the date hereof (as such agreement may be amended, restated, or otherwise modified from time to time, the "Guaranty"), with respect to the indebtedness, liabilities, and obligations of the Company that are subject to the Letter Agreements; and

                  WHEREAS, the Senior Credit Agreement permits Grantors to grant a security interest hereunder, junior to the security interests and liens granted under the Senior Security Agreements, to secure the prompt payment and performance when due of all obligations of Company in connection with trade credit now or hereafter extended by Approved Trade Creditors to the Company under the Letter Agreements and the obligations of the other Grantors with respect thereto under the Guaranty.

                  WHEREAS, it is a condition precedent to the extensions of trade credit by Approved Trade Creditors under the Letter Agreements that Grantors shall have granted the security interests and undertaken the obligations contemplated by this Agreement.

                  NOW, THEREFORE, in consideration of the premises and in order to induce the Approved Trade Creditors to make the extensions of trade credit to Grantors under the Letter Agreements, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantors hereby agrees with Collateral Trustee as follows:

                  SECTION 1. Grant of Security.

                  Grantors hereby assign to Collateral Trustee, and hereby grant to Collateral Trustee a security interest, junior to the security interests and liens granted under the Senior Security Agreements, in, all of Grantors' respective right, title and interest in and to the Collateral (as defined in each Senior Security Agreement), whether now or hereafter existing or in which Grantors now have or hereafter acquire an interest and wherever the same may be located; provided that as used in this Agreement, the term "Collateral" shall not include, for the avoidance of doubt, any property or assets not subject to the security interest of the Lenders under the Senior Security Agreements or under the Intercreditor Agreement.

                  SECTION 2. Security for Obligations.

                  Subject to the provisions of the Intercreditor Agreement and the security interests and liens granted in the Senior Security Agreements, this Agreement secures, and the Collateral assigned by Grantors is collateral security for, the prompt payment or performance in full when due, by demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362 (a) of the Bankruptcy Code, 11 U.S.C. ss.362(a)), of all Secured Obligations with respect to Grantors. "Secured Obligations" means (a) the indebtedness, liabilities, and obligations of the Grantors (other than the Company) under the Guaranty, and (b) all obligations (including, without limitation, the Trade Creditor Debt (as defined in the Letter Agreements)) of the Company in connection with trade credit now or hereafter extended by any Approved Trade Creditor to the Company, but only to the extent such obligations are to be secured pursuant to the terms of any Letter Agreement, together with all extensions or renewals thereof, whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Collateral Trustee or any Approved Trade Creditor as a preference, fraudulent transfer or otherwise, and all obligations of every nature of Grantors now or hereafter existing under this Agreement; provided, that the Secured Obligations with respect to any Approved Trade Creditor shall be subject to, and limited by, the provisions of Section 17 hereof (as and to the extent applicable to such Approved Trade Creditor).

                  SECTION 3. Representations and Warranties.

                  Each Grantor represents and warrants as of the date it becomes a party hereto as follows:

                  (a) Except as expressly permitted by any Credit Document or any Letter Agreement, and except for the security interest created by this Agreement and the Senior Security Agreements, Grantors own the Collateral owned by Grantors free and clear of any Lien.

                  (b) The respective jurisdictions of organization of Grantors are set forth on Schedule 3(b) annexed hereto.

                  The security interests in the Collateral granted to Collateral Trustee for the ratable benefit of the Approved Trade Creditors hereunder constitute valid security interests in the Collateral. Upon the filing of respective UCC financing statements naming Grantors as "debtor", naming Collateral Trustee as "secured party" and describing the Collateral in the filing offices set forth on Schedule 3(c) annexed hereto, the security interests in the collateral granted to Collateral Trustee for the ratable benefit of the Approved Trade Creditors will, to the extent a security interest in the Collateral may be perfected by filing UCC financing statements, constitute perfected security interests therein.

                  SECTION 4. Remedies.

                  (a) Subject to the terms of the Intercreditor Agreement, the Collateral Trust Agreement, and the Letter Agreements, if an Event of Default shall have occurred and then be continuing, Collateral Trustee may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the "Code") (whether or not the Code applies to the affected Collateral). Notwithstanding anything herein to the contrary, the Collateral Trustee shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification.

                  (b) Anything contained herein or in the Guaranty, the Collateral Trust Agreement or the Intercreditor Agreement to the contrary notwithstanding, Grantors, Collateral Trustee, and, by its execution of a Letter Agreement, each Approved Trade Creditor agrees that no Approved Trade Creditor shall have any right individually to realize upon any of the Collateral or to enforce this Agreement or the Guaranty, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Collateral Trustee, on behalf of Approved Trade Creditors, in accordance with the terms hereof, and subject to the terms of the Intercreditor Agreement, and all powers, rights and remedies under this Agreement, the Guaranty and the Intercreditor Agreement may be exercised solely by the Collateral Trustee.

                  (c) Nothwithstanding anything to the contrary in this Agreement or in the Collateral Documents, (i) the Collateral Trustee shall have no rights, power or authority with respect to the Collateral which are greater than the rights, power or authority that would have been conferred upon the Approved Trade Creditors under the Letter Agreements if the Approved Trade Creditors were directly granted an interest in the Collateral, and (ii) the Collateral Trustee has only the rights, powers and authority conferred upon the Collateral Trustee under the terms of the Collateral Trust Agreement.

                  SECTION 5. Continuing Security Interest; Transfer of Secured Obligations; Termination.

                  (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) subject to clauses (b), (c) and (d) of this Section 5, remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantors and their successors and assigns, and (iii) inure, together with the rights and remedies of Collateral Trustee hereunder, to the benefit of Collateral Trustee and each Approved Trade Creditor and their respective successors and permitted transferees and assigns.

                  (b) Upon the payment in full of all Secured Obligations under the Letter Agreements, the security interest granted hereby shall automatically terminate and all rights to the Collateral shall revert to the respective Grantors.

                  (c) The security interest hereunder with respect to the Secured Obligations to any Approved Trade Creditor shall automatically terminate, and the Secured Obligations to such Approved Trade Creditor hereunder shall be limited, in each case as and to the extent provided in the Letter Agreement with respect to such Approved Trade Creditor.

                  (d) The security interest granted hereby shall automatically terminate with respect to any Collateral that is conveyed, sold or otherwise transferred or disposed of in accordance with the terms of the Senior Credit Agreement, the Senior Security Agreements or the Intercreditor Agreement, and all rights to such Collateral shall revert to the respective Grantors.

                  (e) Upon any such termination Collateral Trustee will, at Grantors' expense, execute and deliver to Grantors such documents as any Grantor shall reasonably request to evidence such termination.

                  SECTION 6. Additional Grantors.

                  From time to time subsequent to the date hereof, Subsidiaries of Grantors may become parties hereto as additional Grantors (each an "Additional Grantor") by executing a counterpart of this Agreement and delivering supplements to Schedule 3(b) and Schedule 3(c) in substantially the forms annexed hereto, which supplements shall thereby supplement and amend such Schedules. Upon delivery of any such counterpart to the Collateral Trustee, notice of which is hereby waived by Grantors, each such Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Trustee not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

                  SECTION 7. Amendments; Releases; Etc.

                  (a) No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Collateral Trustee and, in the case of any such amendment or modification, by Grantors; provided that (i) any amendment hereto pursuant to
Section 6 shall be effective upon execution by any Additional Grantor and Grantors hereby waive any requirement of notice of or consent to any such amendment, (ii) notwithstanding anything to the contrary set forth herein, this Agreement may be terminated as provided in Section 5 and (iii) notwithstanding anything to the contrary set forth herein, this Agreement may be amended or otherwise modified from time to time (A) as provided in the Intercreditor Agreement and (B) by notice from any Grantor to the Collateral Trustee and the Trust Board (except that no such modification or termination under this clause (iii)(B) that adversely affects the Collateral Trustee or the Approved Trade Creditors in any material respect shall be effective as to any Collateral or any Secured Obligations outstanding at the time of such notice unless agreed to in writing by the Collateral Trustee). Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

                  (b) Notwithstanding anything to the contrary contained herein or in the Collateral Trust Agreement, without further written consent or authorization from the Approved Trade Creditors or the Trust Board, the Collateral Trustee shall execute any documents or instruments necessary to (i) release any lien encumbering any item of Collateral that is the subject of a sale or other disposition or (ii) release any Grantor from the Guaranty upon the release of such Grantor from any guaranty of the Senior Credit Agreement.

                  SECTION 8. Assignments.

                  Neither the Collateral Trustee nor the Approved Trade Creditors may assign their rights and/or duties hereunder without the prior written consent of the Grantors given at the Grantors' sole discretion, except as provided in the Letter Agreements, it being understood that any such assignee's rights with respect to the Collateral and this Agreement shall be limited as set forth herein. Any other attempted assignment by any Approved Trade Creditor without the Grantors' prior written consent, other than as set forth in the immediately preceding sentence, shall be void and shall void such Approved Trade Creditor's participation in the Program (as defined in the applicable Letter Agreement) in accordance with the applicable Letter Agreement.

                  SECTION 9. Notices.

                  Unless otherwise specifically provided in this Security Agreement, all notices or other communications required or permitted to be given under this Security Agreement shall be given as specified in the Collateral Trust Agreement.

                  SECTION 10. Failure or Indulgence Not Waiver; Remedies Cumulative.

                  No failure or delay on the part of Collateral Trustee in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

                  SECTION 11. Severability.

                  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                  SECTION 12. Headings.

                  Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                  SECTION 13. Governing Laws; Terms; Rules of Construction.

                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Unless otherwise defined herein or in the Letter Agreements, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

                  SECTION 14. Consent to Jurisdiction and Service of Process.

                  ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF GEORGIA, CHATHAM COUNTY OR IN THE STATE OF NEW YORK, NEW YORK COUNTY. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE
(III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (V) AGREES THAT COLLATERAL TRUSTEE RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

                  SECTION 15. Waiver of Jury Trial.

                  GRANTORS AND COLLATERAL TRUSTEE HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantors and Collateral Trustee acknowledge that this waiver is a material inducement for Grantors and Collateral Trustee to enter into a business relationship, that Grantors and Collateral Trustee have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantors and Collateral Trustee further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 15 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                  SECTION 16. Counterparts.

                  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  SECTION 17. Intercreditor Agreement.

                  The Collateral Trustee hereby acknowledges and agrees, on behalf of itself and each Approved Trade Creditor, that (a) this Agreement, the security interests granted hereunder, and the exercise of any rights or remedies hereunder by the Collateral Trustee or any Approved Trade Creditor shall be subject to the terms of the Intercreditor Agreement and (b) in case of a conflict between the terms of this Agreement and the terms of the Intercreditor Agreement, the terms of the Intercreditor Agreement shall govern.

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


              IN WITNESS WHEREOF, each Grantor and Collateral Trustee have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


                                          FRIEDMAN'S INC.

                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FRIEDMAN'S FLORIDA PARTNERSHIP


                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FI STORES LIMITED PARTNERSHIP


                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FRIEDMAN'S HOLDING CORP.


                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FRIEDMAN'S MANAGEMENT CORP.


                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:

                                          FCJV HOLDING CORP.


                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FCJV, L.P.

                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FRIEDMAN'S INVESTMENTS LLC

                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          FRIEDMAN'S BENEFICIARY INC.

                                          By:   /s/ C. Steven Moore
                                              ---------------------------------
                                              Name:  C. Steven Moore
                                              Title:


                                          WILLIAM KAYE
                                          as Collateral Trustee

                                          By:   /s/ William Kaye
                                               -------------------------------
                                               Name: William Kaye
                                               Title:  Collateral Trustee